UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 22, 2006

 URANIUM STAR CORP.
(Exact name of registrant as specified in this charter)

Nevada	000-51151	20-0803515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 – 141 Adelaide St. W., Toronto, Ontario, Canada	M5H 3L5
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:  (416) 364-7024

Yukon Resources Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(b)

Changes in Registrant's Certifying Accountant

The Registrant has engaged Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Registrant's independent registered public accounting firm for the fiscal year ending June 30, 2007.  This appointment by the Registrant was ratified at the Registrant's Annual Meeting of Stockholders by holders of a majority of the Registrant's outstanding shares of common stock as of the record date of November 20, 2006.

For the year ended June 30, 2006, the Registrant's principal accountant was Manning Elliott LLP, Chartered Accountants.  Manning Elliott LLP have not resigned or declined to stand for re-election.  Rather, as the Registrant has transferred all administrative functions from Vancouver, British Columbia, Canada to Toronto, Ontario, Canada and considering that the audit of the Registrant's financial statements for the fiscal year ended June 30, 2006 has been completed, the Registrant's management and its Board of Directors have determined to dismiss Manning Elliott LLP as its principal accountant as of November 24, 2006 and, as of that date, engage Moore Stephens Cooper Molyneux LLP, who maintain offices in Toronto.  In the opinion of the Registrant, the time zone difference and the geographical distance between Toronto and Vancouver make it more difficult for a Vancouver-based firm to provide audit services.  This will become particularly important as the Registrant is more active, and a further increase in activity and business is foreseen.  For these reasons, the Registrant's management and its Board of Directors believe it will greatly facilitate the audit process if the Registrant's principal accountant can more easily arrange face-to-face meetings with the Registrant's management, its Board and, to the extent appropriate, key consultants.

As noted by Manning Elliott LLP in its report on the Registrant's financial statements for the years ended June 30, 2005 and June 30, 2006 (the "2005 and 2006 Audit Reports"), the Registrant is an Exploration Stage Company, as defined by Statement of Financial Accounting Standard No. 7 "Accounting and Reporting by Development Stage Enterprises".  In the 2005 and 2006 Audit Reports, Manning Elliott LLP stated that the continuation of the Registrant as a going concern was dependent upon the continued financial support from its stockholders, the ability of the Registrant to obtain necessary equity financing to continue operations, confirmation of the Registrant's interests in its underlying properties, and the attainment of profitable operations.  Manning Elliott LLP further stated that these factors raise substantial doubt regarding the Registrant's ability to continue as a going concern.

No other adverse opinion, disclaimer of opinion, qualification or modification of an opinion as to uncertainly, audit scope or accounting principles was contained the reports of Manning Elliott LLP on the Registrant's financial statements for the past two fiscal years.

During the Registrant's two most recent fiscal years and any subsequent interim period through the date of the dismissal of Manning Elliott LLP, there were no disagreements between the Registrant and this firm on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Manning Elliott LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.  Furthermore, during the same period, the Registrant was not advised by its former accountant of any internal control weakness, any need to expand the scope of audit or any other matter described in item 304(a)(iv)(B) of Regulation S-B.

As required under item 304(a)(2) of Regulation S-B, the Registrant confirms that prior to appointing Moore Stephens Cooper Molyneux LLP, it did not consult with this firm with respect to any completed or contemplated transaction or with respect to any disagreement or event identified in item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-B.

The Registrant has requested a letter from Manning Elliott LLP indicating whether or not it disagrees with the disclosure under this item 4.01.  Following the Registrant's receipt of this letter, it will file a further amended current report on Form 8-K with this letter.

Item 7.01

Regulation FD Disclosure

On January 2, 2007, the Registrant issued the press release filed herewith as Exhibit 99.1.

As disclosed in the press release, at the meeting, holders of a majority of the Registrant's outstanding shares of common stock on the record date voted in favor of changing the Registrant's name to "Uranium Star Corp."  Further to the approval granted by the stockholders, a Certificate of Amendment effecting the name change was filed with and accepted by the Nevada Secretary of State on December 22, 2006.  Therefore, effective December 22, 2006, the Registrant's name is "Uranium Star Corp."

Also further to the change of the Registrant's name, the Registrant has notified Nasdaq of the amendment.  The Registrant has been notified by Nasdaq that beginning January 3, 2007, the Registrant's trading symbol on the OTC Bulletin Board will be "URST".

In addition to this change to the Registrant's name, a number of other matters were submitted to the Registrant's stockholders for their approval.  The Registrant is pleased to announce the following voting results:

•

holders of a majority of the outstanding shares of common stock cast at the meeting voted to approve the election of the following persons to serve as directors of the Registrant, each to hold office for a term expiring at the next annual meeting of stockholders or until his successor shall have been duly elected and qualified:

J.A. Kirk McKinnon

Richard E. Schler

William Nielsen

Hadyn Butler

Elgin M. Wolfe

•

holders of a majority of the outstanding shares of common stock cast at the meeting voted to ratify an increase to the Registrant's authorized capital from the 75,000,000 shares of common stock presently authorized to 125,000,000 shares of common stock; and

•

holders of a majority of the Registrant's outstanding shares of common stock voted to approve the Registrant's re-incorporation under the laws of Minnesota and to authorize the Registrant's Board of Directors, in their complete discretion, to complete, postpone or abandon this re-incorporation.

Further to the approved increase to Registrant's authorized capital, a Certificate of Change effecting the increase was filed with and accepted by the Nevada Secretary of State on December 22, 2006.  Therefore, effective December 22, 2006, the Registrant's authorized capital consists of 125,000,000 shares of common stock.

No action has yet been taken with respect to the approval granted for the Registrant to re-incorporate under the laws of Minnesota.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Description

16,1

Letter of Manning Elliott, Chartered Accountants.

99.1

Press Release dated January 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 16, 2007

URANIUM STAR CORP. By: /s/ J.A. Kirk McKinnon J.A. Kirk McKinnon President & CEO

Exhibit 16.1

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549

Re:

Uranium Star Corp. (formerly Yukon Resources Corp.)

This letter will confirm that we reviewed Item 4.01 of the Company's Form 8-K/A dated December 22, 2006, captioned "Changes in Registrant’s Certifying Accountant” and that we agree with the statements made therein as they relate to Manning Elliott LLP.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K/A.

MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada

February 16, 2007

Exhibit 99.1

Press Release date January 2, 2007

January 2, 2007

Yukon Resources Corp. Changes Name to "Uranium Star Corp." and Stock Trading Symbol to "URST"

TORONTO, ONTARIO – Yukon Resources Corp. (the "Company") is pleased to announce that an Annual Meeting of its Stockholders was held in Toronto, Ontario, Canada, on December 22, 2006.

A quorum, consisting of a majority of the Company's outstanding shares of common stock as of the record date of November 20, 2006, was present in person or by proxy at the meeting.

At the meeting, holders of a majority of the Company's outstanding shares of common stock on the record date voted in favor of changing the Company's name to "Uranium Star Corp."  Further to the approval granted by the stockholders, a Certificate of Amendment effecting the name change was filed with and accepted by the Nevada Secretary of State on December 22, 2006.  Therefore, effective December 22, 2006, the Company's name is "Uranium Star Corp."

Also further to the change of the Company's name, the Company has notified Nasdaq of the amendment.  The Company has been notified by Nasdaq that beginning January 3, 2007, the Company's trading symbol on the OTC Bulletin Board will be "URST".

In addition to this change to the Company's name, a number of other matters were submitted to the Company's stockholders for their approval.  The Company is pleased to announce the following voting results:

•

holders of a majority of the outstanding shares of common stock cast at the meeting voted to approve the election of the following persons to serve as directors of the Company, each to hold office for a term expiring at the next annual meeting of stockholders or until his successor shall have been duly elected and qualified:

J.A. Kirk McKinnon

Richard E. Schler

William Nielsen

Hadyn Butler

Elgin M. Wolfe

•

holders of a majority of the outstanding shares of common stock cast at the meeting voted to ratify an increase to the Company's authorized capital from the 75,000,000 shares of common stock presently authorized to 125,000,000 shares of common stock;

•

holders of a majority of the outstanding shares of common stock cast at the meeting voted to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and

•

holders of a majority of the Company's outstanding shares of common stock voted to approve the Company's re-incorporation under the laws of Minnesota and to authorize the

Company's Board of Directors, in their complete discretion, to complete, postpone or abandon this re-incorporation.

Further to the approved increase to Company's authorized capital, a Certificate of Change effecting the increase was filed with and accepted by the Nevada Secretary of State on December 22, 2006.  Therefore, effective December 22, 2006, the Company's authorized capital consists of 125,000,000 shares of common stock.

No action has yet been taken with respect to the approval granted for the Company to re-incorporate under the laws of Minnesota.

ABOUT THE COMPANY

Uranium Star Corp. is a rapidly emerging uranium exploration company with assets in Northern Quebec, Arizona and Finland. Its shares are traded on the OTCBB under the symbol YUKR (and beginning January 3, 2007, under the symbol URST), as well as the Frankfurt Exchange under the symbol YE5. The Company continues to focus on high priority uranium property acquisition and exploration in order to participate in meeting the significant and increasing demand for uranium as an alternative energy source.

Except for historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors effecting the Company's operations, markets, products and prices and other factors discussed in the Company's various filings with the Securities and Exchange Commission.

CONTACT INFORMATION

Uranium Star Corp. (formerly Yukon Resources Corp.)

Investor Information Services

Toll Free: 1-866-985-6696

or

Kirk McKinnon

President and CEO

(416) 364-7024 or Toll Free: 1-818-5442

or

Richard Schler

Vice President and CFO

(416) 364-7024 or Toll Free: 1-818-5442